UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange

Act of 1934

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Clean Coal Technologies, Inc.

(Name of Registrant as Specified in Charter)

n/a

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[letterhead]

[date]

To Our Stockholders:

You are cordially invited to join us at our 2012 Annual Meeting of Stockholders to be held at Doubletree by Hilton Metropolitan New York, 569 Lexington Ave, New York, NY 10022, on June 26, 2012 at 10:00 a.m., Eastern Time. For directions to attend the meeting and vote in person, please visit our proxy website at https://www.iproxydirect.com/CCTC.

The attached Notice of Annual Meeting and Proxy Statement describe the matters proposed by your Board of Directors to be considered and voted upon by our stockholders at the 2012 Annual Meeting.

For this meeting, we are taking advantage of the Securities and Exchange Commission’s Notice and Access proxy rule, which allows companies to furnish proxy materials via the Internet as an alternative to the traditional approach of mailing a printed set to each stockholder. We believe this approach provides you, as our stockholders, the proxy materials you need while reducing printing and postage costs associated with delivery and reducing the environmental impact of our Annual Meeting. In accordance with these rules, we have sent a Notice of Internet Availability to our stockholders who have not previously elected to receive a printed set of proxy materials. The Notice contains instructions on how to access our Proxy Statement and Annual Report to Stockholders, as well as how to vote online, by telephone, or in person at the 2012 Annual Meeting.

We are pleased with the progress we have made over the past year in securing agreements that we expect to enhance the company’s growth and stability. With your help, we are hoping to take what we believe are necessary, important and positive steps to improve the risk profile of the company by converting debt to equity, securing further agreements and preparing for future growth initiatives. We are excited about our company’s potential and look forward to this shareholders’ meeting and the opportunity to share our outlook with you.

Your vote is important. Whether you own relatively few or a large number of shares of our stock, it is important that your shares be represented and voted at the Annual Meeting.

PLEASE VOTE YOUR SHARES ONLINE OR, IF YOU REQUESTED AND RECEIVED A PRINTED SET OF PROXY MATERIALS BY MAIL, BY RETURNING THE ACCOMPANYING PROXY CARD. FURTHER INSTRUCTIONS ON HOW TO VOTE YOUR SHARES CAN BE FOUND IN OUR PROXY STATEMENT.

Thank you for your support of our company.

/s/Robin Eves

Robin Eves, President and Chief Executive Officer

New York, New York

DATED:  ________________

CLEAN COAL TECHNOLOGIES, INC.

295 Madison Avenue (12th Floor)

New York, NY 10017

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD JUNE 12, 2012

TO THE STOCKHOLDERS OF CLEAN COAL TECHNOLOGIES, INC.:

The annual meeting of the stockholders (the “Annual Meeting”) of Clean Coal Technologies, Inc. (the “Company”) will be held at Doubletree by Hilton Metropolitan New York, 569 Lexington Ave, New York, NY 10022, on Tuesday, June 26, at 10:00 am, Eastern Time, to:

1. Elect three directors to serve until the 2013 Annual Meeting of Stockholders;

2. Ratify the selection of MaloneBailey, LLP as the Company’s independent auditor for the Company’s fiscal year ending December 31, 2012;

3. Approve an increase of the Company’s authorized common stock from 600,000,000 shares to 975,000,000 shares; and

4. Transact such other business as may properly come before the Annual Meeting or any adjournment thereof.

The foregoing matters are described in more detail in the accompanying Proxy Statement.

For this meeting, instead of mailing a printed copy of our proxy materials (including our annual report) to each stockholder of record, we are providing access to these materials via the Internet. Accordingly, on May 4, 2012, we began mailing a Notice of Internet Availability of Proxy Materials (the “Notice”) to all stockholders of record as of May 4, 2012, and posted our proxy materials on the website as described in the Notice. As explained in greater detail in the Notice, all stockholders may access our proxy materials on our website or may request a printed set of our proxy materials. In addition, the Notice and website provide information on how to request to receive all future proxy materials in printed form or electronically.

YOUR VOTE IS IMPORTANT. IF YOU ARE UNABLE TO ATTEND IN PERSON AND WISH TO HAVE YOUR SHARES VOTED, PLEASE VOTE AS SOON AS POSSIBLE, WHETHER ONLINE, BY TELEPHONE OR BY RETURNING A PROXY CARD SENT TO YOU IN RESPONSE TO YOUR REQUEST FOR PRINTED PROXY MATERIALS.

CLEAN COAL TECHNOLOGIES, INC.

BY ORDER OF THE BOARD OF DIRECTORS

/s/Robin Eves

Robin Eves, President and Chief Executive Officer

New York, New York

DATED:  ________________

IMPORTANT

If your shares are held in the name of a brokerage firm, nominee, or other institution, you are considered the beneficial owner of shares held in street name.  As the beneficial owner, you have the right to direct your broker, nominee or other institution how to vote your shares.  However, since you are not the stockholder of record, you may not vote your shares in person at the Annual Meeting unless you bring with you a legal proxy from the stockholder of record. Please promptly contact the person responsible for your account and give instructions for your shares to be voted.

The meeting location is Doubletree by Hilton Metropolitan New York, 569 Lexington Ave, New York, NY 10022.

 QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING AND VOTING

Why am I receiving these proxy materials?

You are receiving these proxy materials because you owned shares of common stock of our company, Clean Coal Technologies, Inc. (the “Company”), at the close of business on May 4, 2012, and, therefore, are eligible to vote at the Company’s 2012 annual meeting of stockholders (the “2012 Annual Meeting”). Our Board of Directors (the “Board”) is soliciting your proxy to vote at the 2012 Annual Meeting.

Why did I receive the one-page Notice of Internet Availability of Proxy Materials?

Since we are providing proxy materials to you primarily via the Internet, instead of mailing printed copies to each owner of our common stock, you received a one-page Notice of Internet Availability of Proxy. The Notice of Internet Availability of Proxy Materials was mailed to stockholders beginning May __, 2012 and it directs you to a website where you can view our proxy materials, including the proxy statement and our annual report, and cast your vote. If you would like to obtain a paper copy of the proxy materials, including our annual report, please follow the instructions on the Notice of Internet Availability of Proxy Materials.

On what matters will I be voting?

At the 2012 Annual Meeting, our stockholders will be asked (1) to elect each of our directors to serve a one-year term, (2) to ratify the appointment of MaloneBailey, LLP, an independent registered public accounting firm, as our independent auditor for the fiscal year ending December 31, 2012, and (3) approve an increase in our authorized common stock from 600,000,000 shares to 975,000,000 shares.

The Board does not know of any matters to be presented at our 2012 Annual Meeting other than those described in this proxy statement. However, if any other matters properly come before the meeting or any adjournment thereof, it is the intention of the persons named in the enclosed proxy to vote the shares represented by them in accordance with their best judgment.

Where and when will the meeting be held?

The 2012 Annual Meeting will be held at Doubletree by Hilton Metropolitan New York, 569 Lexington Ave, New York, NY 10022, on Tuesday, June 26, 2012 at 10:00 a.m., local time.

How can I obtain directions to the meeting?

For directions to the location of our 2012 Annual Meeting, please visit our proxy website at:

https://www.iproxydirect.com/CCTC.

Who is soliciting my proxy?

Our Board is soliciting your proxy to vote at our 2012 Annual Meeting. By completing and returning a proxy card, you are authorizing the proxy holder to vote your shares at our annual meeting as you have instructed.

How many votes may I cast?

Each holder of common stock is entitled to one vote, in person or by proxy, for each share of our common stock held of record on the record date.

How many votes can be cast by all stockholders?

We have one class of common stock. As of the record date, we had 599,294,000 shares of common stock outstanding, each of which is entitled to one vote.

How many shares must be present to hold the meeting?

Our bylaws provide that a majority (50.1%) of the total number of shares of common stock outstanding constitutes a quorum and must be present to conduct business at a meeting of our stockholders.

What is the difference between holding shares as a stockholder of record and as a beneficial owner?

If your shares are registered directly in your name with our transfer agent, Worldwide Stock Transfer Company, you are considered, with respect to those shares, the “stockholder of record.” The Notice of Internet Availability of Proxy Materials has been directly sent to you by us.

If your shares are held in a stock brokerage account or by a bank or other nominee, you are considered the “beneficial owner” of shares held in “street name.” The Notice of Internet Availability of Proxy Materials has been forwarded to you by your broker, bank, or company appointed designee. As the beneficial owner, you have the right to direct your broker, bank, or company appointed designee on how to vote your shares by following their instructions which are included with this proxy, if applicable.

Can my shares be voted if I do not return the proxy card and do not attend the meeting in person?

If you hold shares in street name and you do not provide voting instructions to your broker, bank, or nominee, your shares will not be voted on any proposal for which your broker does not have discretionary authority to vote (a “broker non-vote”). Brokers generally have discretionary authority to vote shares held in street name on “routine” matters but not on “non-routine” matters. Proposals to ratify the appointment of the independent auditor are generally considered “routine” matters. Proposals to elect directors and to approve an increase in our authorized common stock are “non-routine” matters.

If you do not vote the shares held in your name, your shares will not be voted. However, the Company may vote your shares if you have returned a blank or incomplete proxy card (see “What happens if I return a proxy card without instructions?” below regarding record holders).

What vote is required to approve each item?

Election of Directors. Our bylaws provide that directors are elected by a plurality of the votes cast by holders of our common stock present in person or represented by proxy and entitled to vote at the annual meeting. This means that the director nominee with the most votes for a particular slot is elected for that slot. You may vote “for” all director nominees or withhold your vote for any one or more of the director nominees. Only votes “for” are counted in determining whether a plurality has been cast in favor of a director. Abstentions, withheld votes, and broker non-votes will have no effect on the plurality vote for the election of directors.

All Other Matters. All other matters coming before the annual meeting will be decided by the affirmative vote of a majority of the shares of common stock present in person or represented by proxy and entitled to vote at the annual meeting, except as otherwise provided by statute, our articles of incorporation, or our bylaws. This default standard (the affirmative vote of a majority of shares present and entitled to vote at the meeting) applies to the proposal to ratify the appointment of MaloneBailey, LLP, an independent registered public accounting firm, as our independent auditor for the fiscal year ending December 31, 2012, and the proposal to increase our authorized common stock from 600,000,000 shares to 975,000,000 common shares.

With respect to any matter that is properly brought before the meeting, the election inspectors will treat abstentions as unvoted.

How do I vote?

You may vote using any of the following methods:

Internet, Telephone or Mail:

You may vote your shares by internet, telephone, or return mail by following the instructions on the Notice of Internet Availability of Proxy Materials, or by requesting a full set of printed materials at no charge including a proxy card.

In person at the annual meeting:

You may vote in person at the annual meeting, either by attending the meeting yourself or authorizing a representative to attend the meeting on your behalf. You may also execute a proper proxy designating that person. If you are a street holder of shares, you must obtain a proxy from your broker, bank, or nominee naming you as the proxy holder and present it to the inspectors of election with your ballot when you vote at the annual meeting.

Once I deliver my proxy, can I revoke or change my vote?

Yes. You may revoke or change your proxy at any time before it is voted by giving a written revocation notice to our corporate secretary, by delivering timely a proxy with a later date, or by voting in person at the meeting.

Who pays for soliciting proxies?

We are paying for all costs of soliciting proxies. Our directors, officers, and employees may request the return of proxies by mail, telephone, Internet, telefax, telegram, or personal interview. We are also requesting that banks, brokerage houses, and other nominees or fiduciaries forward the soliciting material to their principals and that they obtain authorization for the execution of proxies. We will reimburse them for their expenses.

Could other matters be considered and voted upon at the meeting?

Our Board does not expect to bring any other matter before the annual meeting and is not aware of any other matter that may be considered at the meeting. In addition, pursuant to our bylaws, the time has elapsed for any stockholder to properly bring a matter before the meeting. However, if any other matter does properly come before the meeting, the proxy holders will vote the proxies as the Board may recommend.

What happens if the meeting is postponed or adjourned?

Your proxy will still be good and may be voted at the postponed or adjourned meeting. You will still be able to change or revoke your proxy at any time until it is voted.

How Can I Contact Clean Coal to Request Materials or Information Referred to in these Questions and Answers?

By mail addressed to: Clean Coal Technologies, Inc., 295 Madison Avenue (12th Floor), New York, NY 10017, Attn: Chairman of the Board. By telephone, (646) 710-3549 or by email, Jennifer Zimmons [jzimmons@cgc-us.com].

DELIVERY OF DOCUMENTS TO SECURITY HOLDERS SHARING AN ADDRESS

We will only deliver one set of materials to multiple stockholders sharing an address, unless we have received contrary instructions from one or more of the stockholders. Also, we will promptly deliver a separate copy of these materials and future stockholder communication documents to any stockholder at a shared address to which a single copy of these materials were delivered, or deliver a single copy of these materials and future stockholder communication documents to any stockholder or stockholders sharing an address to which multiple copies are now delivered, upon written request to us at our address noted above.  Stockholders may also address future requests regarding delivery of proxy materials and/or annual reports by contacting us at the address noted above.

CLEAN COAL TECHNOLOGIES, INC.

295 Madison Avenue (12th Floor)

New York, NY 10017

PROXY STATEMENT

This Proxy Statement is furnished to stockholders of Clean Coal Technologies, Inc. (the “Company”) in connection with the solicitation of proxies on behalf of the management of the Company, to be voted at the annual meeting of the stockholders (the “Annual Meeting”) to be held at Doubletree by Hilton Metropolitan New York, 569 Lexington Ave, New York, NY 10022, on Tuesday, June 12, 2012, at 10:00 am, Eastern Time.  The enclosed proxy, when properly executed and returned in a timely manner, will be voted at the Annual Meeting in accordance with the directions set forth thereon.  If no instructions are indicated on the enclosed proxy, at the Annual Meeting the proxy will be voted affirmatively to:

1. Elect three directors to serve until the 2013 Annual Meeting of Stockholders;

2. Ratify the selection of MaloneBailey, LLP as the Company’s independent auditor for the Company’s fiscal year ending December 31, 2012;

3. Approve an increase of the Company’s authorized common stock from 600,000,000 shares to 975,000,000 shares; and

4. Transact such other business as may properly come before the Annual Meeting or any adjournment thereof.

The enclosed proxy, even though executed and returned to the Company, may be revoked by the stockholder at any time before it is voted, either by giving a written notice mailed or delivered to the secretary of the Company, by submitting a new proxy bearing a later date, or by voting in person at the Annual Meeting.  If the proxy is returned to the Company without specific direction, the proxy will be voted in accordance with the Board of Directors’ recommendations as set forth herein.

The entire expense of this proxy solicitation, estimated at $35,000, will be borne by the Company.  In addition to this solicitation, in order to ensure that a quorum is represented at the Annual Meeting, officers, directors, and regular employees of the Company, who will receive no extra compensation for such services, may solicit proxies by mail, telephone, or in person.

Only stockholders of record at the close of business on May 4, 2012 (the “record date”), are entitled to vote at the annual meeting. Each stockholder has the right to one vote for each share of the company’s common stock owned.  Cumulative voting is not provided for.

Management encourages all stockholders to attend the annual meeting in person.  All holders of the company’s common stock (whether or not they expect to attend the annual meeting) are requested to complete, sign, date and promptly return the proxy form enclosed with this notice.  Holders of more than 50% of the company’s 599,294,000 issued and outstanding shares of common stock must be represented at the annual meeting to constitute a quorum for conducting business.  The affirmative vote of a plurality of the votes cast at the annual meeting will be required for the election of directors (proposal 1). The affirmative vote of a majority of the voting power represented by shares at the annual meeting in person or by proxy and entitled to vote on the proposal will be required for approval of proposal 2 and proposal 3, assuming that a quorum is present or represented at the annual meeting.

For this meeting, instead of mailing a printed copy of our proxy materials (including our annual report) to each stockholder of record, we are providing access to these materials via the internet. Accordingly, on May __, 2012, we began mailing a notice of internet availability of proxy materials (the “notice”) to all stockholders of record as of May 4, 2012, and posted our proxy materials on the website as described in the notice. As explained in greater detail in the notice, all stockholders may access our proxy materials on our website or may request a printed set of our proxy materials. In addition, the notice and website provide information on how to request to receive all future proxy materials in printed form or electronically.

PROPOSAL NO. 1

ELECTION OF BOARD OF DIRECTORS

The following table sets forth the name, age, position, and year first elected of each director and executive officer of the Company:

Name	Age	Position	Held Since
Robin T. Eves	61	CEO, President, Director	August 2010
Ignacio Ponce de Leon	61	COO, Director	August 2010
Edward Jennings	74	Chairman of the Board	September 2007

The following persons have been nominated for election as directors of the Company:

Robin T. Eves	Ignacio Ponce de Leon

Edward Jennings

Certain biographical information with respect to the nominees for director is set forth below.  Each director, if elected by the stockholders, will serve until our 2013 Annual Meeting of Stockholders and until his or her successor is duly elected and qualified.  Vacancies on the Board of Directors during the year may be filled by the majority vote of the directors in office at the time of the vacancy without action by the stockholders.

Biographical Information on Nominees

Robin Eves brings an extensive background in all aspects of the global energy business, including experience in crude and refined products for power production, including gas and coal, as well as related emissions controls. From February 2009 through the present, he has served as the CEO of Atlantic Energy Group Ltd., a global energy company developing a major storage and pipeline initiative in South Carolina and the build-out of a global trading business in London, Singapore and the rest of Asia. From the period March 2005 to January 2009 he worked with Oil Trade and Transport LLC, working closely with Sempra Energy Trading. He was responsible for business development in Russia, India and the Middle East. Also during the period, from March 2003 to February 2005, Mr. Eves served as Managing Director and global head of crude and refined products for United Bank of Switzerland From October 2002 to February 2003, Mr. Eves acted as a consultant for Barclays Capital in London, hired to do an extensive due diligence on the Russian/former Soviet Union markets in preparation for Barclays’ possible re-entry into those markets. From February 1990 to September 2002, Mr. Eves served as Managing Director for Synergy International SA/Magna Oil and Gas LLC/CCL Oil, where he was responsible for all trading and structured transactions. Prior to that time, from 1987 to 1990, Mr. Eves served as Vice-President and global head of products trading, and from 1976 to 1987, worked in various positions with Cargill.

 Ignacio Ponce de Leon was appointed as Chief Operating Officer and a member of the Company’s Board of Directors on April 1, 2011.  Mr. Ponce de Leon had been serving as Senior Advisor to the Company’s Board of Directors since August 2010.  Mr. Ponce de Leon brings over 30 years of professional experience to CCTI, including over 25 years on Wall Street.  Since January 2009, he has worked as an independent consultant to companies in the electric power industry and to a New York-based private equity fund. From August 2006 until December 2008, Mr. Ponce de Leon worked for Capital Advisory Partners as an Associate Partner.  From April1995 to January 2005, he worked at JP Morgan where he formed what became Wall Street’s leading fixed income research team covering corporations globally in Emerging Markets.  From February1992 to March 1995, he served as Vice President, Equities Research, at CS First Boston, covering the Carlos Slim Group in Mexico, Cemex, and the engineering construction sector. Prior to that, he served in various capacities at Chemical Bank (March 1984 to March 1987) and Bankers Trust Company (March 1987 to February 1992). Mr. Ponce de Leon began his professional life in November 1979 at the National Planning Department, Presidency of the Republic of Colombia where he worked on the $3 billion Carbocol/Exxon joint venture to develop Cerrejon, one of the largest coal mines in the world, annually exporting over 35 million tons of thermal coal.  Mr. Ponce de Leon was graduated from the London School of Economics (BSc. Econ, 1973) and from the Fletcher School of Law & Diplomacy (Tufts-Harvard, 1979) with an M.A.L.D.  He is fluent in Spanish and has working proficiency in Portuguese and French.

Dr. Edward Jennings is currently the Chairman of the Board for the Company. He was previously President Emeritus and Professor of Finance at Ohio State University. For the past five years, Dr. Jennings has managed his own investments and acted as a private business consultant to non-related interests. Dr. Jennings was engaged in several university leadership assignments including President, Ohio State University, 1981-1990; President,

University of Wyoming, 1979-1981; and Vice President of Finance and University Studies, University of Iowa, 1976-1979. He has had faculty assignments at the University of Iowa, University of Dar Es Salaam, and the University of Hawaii. Dr. Jennings has been widely published in major academic journals and is the co-author of a basic investment textbook now in its fourth printing. He has traveled extensively in the Far East, Europe, and Africa on various trade missions, and assisted in the development of academic ties with numerous international universities. Education: University of North Carolina, BS in Industrial Management; Case Western Reserve University, MBA in Finance; University of Michigan, Ph.D. in Finance.

All directors will hold office until the next annual meeting of stockholders (currently estimated to be held in the spring of 2013) and until their successors have been duly elected and qualified. There are no agreements with respect to the election of directors. Vacancies on the Board of Directors during the year may be filled by the majority vote of the directors in office at the time of the vacancy without action by the stockholders.

At this filing date, we have not yet formed board committees. The entire Board of Directors acts as the audit committee. We have not adopted a Code of Ethics for our officers, directors and employees but one is under consideration and we expect to adopt it in fiscal 2012. Board members Robin Eves and Ignacio Ponce de Leon are officers of the Company and therefore not deemed independent.  Board members Edward Jennings and Mitchell Shapiro are deemed to be independent.

Meetings of our Board of Directors

Our Board of Directors held 16 meetings during the fiscal year ended December 31, 2011 (including meetings conducted by telephone conferencing), and 4 meetings to date during the current 2012 fiscal year.  No director attended less than 75% of all board meetings during the year.

Directors’ Compensation

We compensate our non-employee directors for monthly meetings at a rate of $1,000 for meetings via conference call and $3,000 for in-person meetings. In addition, each non-employee director is entitled to an annual fee of $5,000, prorated by the number of monthly meetings attended in that year. In 2011 and 2012 to date, all meetings were via telephone conference. Directors are also reimbursed for expenses incurred in connection with their board service. To date, all cash fees due to directors are being accrued pending the receipt of additional funding. As of December 31, 2011, accrued director’s fees payable totaled $95,170. The Board has one regularly scheduled meeting per month and may schedule additional meetings as necessary.

All of our present non-employee directors, have other employment or sources of income and will routinely devote only such time to the Company necessary to maintain its viability. It is estimated that each non-employee director will devote approximately 2 days per month to the Company's corporate activities.

The following table sets forth, for the year ended December 31, 2011, the dollar value of all cash and non-cash compensation for the Company’s directors.

DIRECTOR COMPENSATION

Name	Year	Fees Earned or Paid in Cash ($)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Non Qualified Deferred Compensation Earnings	All Other Compensation ($)	Total ($)
Robin Eves	2011	-	-	-	-	-	-	-
Ignacio Ponce de Leon(1)	2011	-	-	-	-	-	-	-
Ed Jennings	2011	8,501	-	-	-	-	-	8,501
Mitch Shapiro	2011	12,751	-	-	-	-	-	12,751
Douglas Hague(2)	2011	-	-	-	-	-	-	-

(1) Mr. Ponce de Leon was appointed to the Board of Directors in April 2011.

(2) Mr. Hague resigned as a director in July 2011.

Stock Ownership Requirements

The Board of Directors has encouraged its members to acquire and maintain stock in the Company to link the interests of such persons to the stockholders. However, the Board of Directors has not established stock ownership guidelines for members of the Board of Directors or the executive officers.

Vote Required

The affirmative vote of a plurality of the votes cast, in person or by proxy, at the Annual Meeting will be required for the election of Directors.  The Board of Directors recommends a vote “FOR” all the nominees.  It is intended that in the absence of contrary specifications, proxies will be voted for the election of the nominees named above.  Broker non-votes and abstentions will not be counted in the election of Directors. In the event any nominee is unable to serve, the proxies will be voted for a substitute nominee, if any, to be designated by the Board of Directors.  The Board of Directors has no reason to believe that any nominee will be unavailable.

PROPOSAL NO. 2

RATIFY THE SELECTION OF MALONEBAILEY, LLP AS

THE COMPANY’S INDEPENDENT AUDITOR

The Board of Directors has selected MaloneBailey, LLP as the Company’s independent auditor for the fiscal year ending December 31, 2012.  To the knowledge of the Company, at no time has MaloneBailey, LLP had any direct or indirect financial interest in or any connection with the Company other than as independent public accountants.  It is anticipated that a representative of MaloneBailey, LLP will be present at the Annual Meeting and will be provided the opportunity to make a statement, if he desires to do so, and will be available to respond to appropriate questions.

(1) Audit Fees.  The aggregate fees billed us for each of the last two fiscal years for professional services rendered by our principal accountant for the audit of our annual financial statements and review of our quarterly financial statements is $38,885 and $49,530, respectively.

 (2) Audit-Related Fees.  None.

 (3) Tax Fees. None.

 (4) All Other Fees. None.

Vote Required

Ratification of the Company’s independent auditor requires the approval of a majority of the voting power represented by shares at the Annual Meeting in person or by proxy and entitled to vote, assuming that a quorum is present or represented at the Annual Meeting.  The Board of Directors recommends a vote “FOR” the ratification of the selection of MaloneBailey, LLP as the Company’s independent auditor for the fiscal year ending December 30, 2011. It is intended that in the absence of contrary specifications, proxies will be voted for the selection of MaloneBailey, LLP. Broker non-votes and abstentions will not be counted in the ratification vote.

PROPOSAL NO. 3

APPROVE AN INCREASE IN AUTHORIZED SHARES OF OUR COMMON STOCK FROM

600,000,000 SHARES TO 975,000,000 SHARES OF COMMON STOCK

The Company currently is authorized to issue up to 600,000,000 shares of its $.0001 par value common stock. As of the Record Date, there are 599,294,000 shares of common stock issued and outstanding.

The Board of Directors unanimously recommends increasing the authorized shares from 600,000,000 shares to 975,000,000 shares.  This action is being recommended to allow the Company the ability to issue additional shares to convert outstanding debt to equity, including meeting our obligations to the Archean Group, to engage in further development activities, to capitalize the Company's operations, and continue to expand our initiatives for future growth. .  In addition, our Board of Directors considers it advisable to have shares available for issuance under future employee benefit plans and for other corporate purposes.

Reasons to Approve the Increase in Authorized Shares

We have generated no revenues since inception, nor have we generated any funding through any form of private or public offering. We have obtained cash for operating expenses solely through advances and/or loans from affiliates and stockholders, and a single stock sale totaling $80,000 in 2010. Because we had little operating capital in 2011, we continued to fund the company through advances and/or loans from affiliates and stockholders.  We also issued shares for services in lieu of cash, including shares issued as compensation to employees, consultants and advisors necessary to continue operations.

Our primary sources of operating cash during the twelve months ended December 31, 2011 and through the first quarter of fiscal 2012 were in the form of loans from related and unrelated parties. Loans are in the form of notes which bear a 0% to a 10% interest rate and 12-month maturity and/or on demand. Our primary uses of funds in operations were payments made to our administrative employee, legal and professional fees, as well as travel and office expenses. On March 30, 2012, we received an investment of $2,000,000 from the Archean Group for which we issued a debenture convertible into shares representing 6.7% of our fully diluted outstanding shares assuming shareholder approval of an increase in our authorized capital.

Our total indebtedness at December 31, 2011was $3,065,099, all of which consisted of current liabilities. Current liabilities include accounts payable, accounts payable to related parties, advances from related parties, debt owed to related parties, short-term debt and accrued liabilities. At December 31, 2011, we had current assets of $24,747 consisting of cash of $8,342 and prepaid expenses of $16,405. We had property, plant and equipment (net of accumulated depreciation) of $331 at December 31, 2011. As of December 31, 2011, we had a working capital deficit of $3,040,352.

Based on our current operational costs and including the capital requirements for our project deployments, we estimate we will need a total of approximately $3,500,000 to fund the Company for the fiscal year 2012 and an additional $5,000,000 to continue for the following fiscal year (2013) or until the initial plant is up and running.

We have outstanding notes and debentures totaling approximately $980,000 at March 31, 2012.  In addition, on March 30, 2012 the Company issued a convertible debenture to the Archean Group for a $2,000,000 investment in connection with the agreement to form a joint venture agreement (the “JV”) to market the Company’s technology in the ASEAN region. If our shareholders approve the increase in authorized shares, the Company intends to issue up to a total of approximately 39 million shares to convert the outstanding notes and debentures, a total of approximately 45 million shares to convert the Archean debenture, plus an additional approximately 45 million shares to be issued for services or as bonuses to officers, employees and consultants.

The issuance of these shares will cause some dilution to current shareholders but will provide the Company with a clean balance sheet by eliminating most of the Company’s debt.

Effects of the Increase in Authorized Shares

As soon as the increase is effective, the number of authorized shares of common stock that are not issued or outstanding will increase. It is the Company’s intention, if the increase is approved, to authorize the issuance of additional shares to reduce our outstanding indebtedness and meet our obligation under the Archean convertible debenture as described above. We may also reserve an additional 65,000,000 shares against a stock option plan available for compensating directors, officers, employees and consultants.

As of April 16, 2012, we had (i) 600,000,000 shares of authorized common stock, par value $0.00001 per share, of which 599,294,000 shares of common stock were issued and outstanding. If we issue shares for all of the debt and bonus obligations described above, and reserve the additional shares for a stock option plan, we will have a total of approximately 729 million shares issued and outstanding with another 65 million shares reserved for issuance and approximately 181 million additional shares authorized and available for issuance.

Under our agreement with Archean, we may issue additional shares to increase Archean’s equity investment up to an aggregate total of up to 19.99% of our outstanding common stock. If such additional investment occurs, the shares are to be issued at a discount to market of 20% (if issued after May 31, 2012 but prior to June 30, 2012) or 15% (if issued after the completion of our planned pilot plant but prior to March 13, 2013).

We do not have any plans, arrangements or understandings for the remaining portion of the authorized but unissued shares however these authorized but unissued and unreserved shares of our common stock could be issued by the board without further shareholder approval. It is our present intention to issue additional shares only as necessary to fund continuing operations and if we issue additional shares, the ownership interest of holders of common stock will be diluted.

The increase of unissued and unreserved authorized shares to issued shares could, under certain circumstances, have an anti-takeover effect. For example, the issuance of a large block of common stock could dilute the ownership of a person seeking to effect a change in the composition of our Board of Directors or contemplating a tender offer or other transaction. However, the increase has not been authorized in response to any effort of which the Company is aware to accumulate shares of our common stock or obtain control of the Company. The Company’s articles of incorporation do not currently contain provisions having an anti-takeover effect. Other than the increase, the Board of Directors does not currently contemplate recommending the adoption of any other amendments to our articles of incorporation that could be construed to reduce or interfere with the ability of third parties to take over or change the control of our Company.

Exchange Act Matters

Our common stock is currently registered under the Exchange Act, and we are subject to the periodic reporting and other requirements of the Exchange Act. Any increase in authorized capital, if implemented, will not affect the registration of our common stock under the Exchange Act or our reporting or other requirements. Our common stock is currently quoted, and following any increase will continue to be quoted, on the OTCQB. We do not expect that our common stock will be traded under a new symbol, nor do we expect that the CUSIP number for our common stock will change. Any increase in authorized common stock will be reflected on new certificates issued by the Company and in electronic entry systems but will not otherwise affect outstanding shares.

Accounting Matters

The increase in authorized shares will not affect total shareholders’ equity on our balance sheet.

Tax Consequences

To our best knowledge, any increase in our authorized shares will have no tax consequences for our shareholders.

Effect of Not Obtaining the Required Vote for Approval

If the increase in authorized shares is not approved, our ability to continue operations will be severely limited. We may be unable to meet our obligations to the Archean Group, or meet our other debt obligations. Our continuing ability to raise additional funds will be constrained, and, without funding, we will not have sufficient remaining equity to retain officers, directors and employees, or engage necessary consultants.

Procedure for Effecting the Increase in Authorized Shares

The increase will become effective as of the date of filing the amendment to the Articles of Incorporation with the State of Nevada, with such date being referred to as the “effective time.” The form of the Certificate of Amendment to our Articles of Incorporation is included below:

FORM OF PROPOSED AMENDMENT TO ARTICLES OF INCORPORATION

Certificate of Amendment to Articles of Incorporation

For Nevada Profit Corporations

(Pursuant to NRS 78.385 and 78.390 – After Issuance of Stock)

1. Name of corporation:

Clean Coal Technologies, Inc.

2. The articles have been amended as follows: (provide article numbers, if available)

Article III:   The Corporation shall have the authority to issue a total of 975,000,000 shares of common stock having a par value of $0.00001 per share.

3. The vote by which the stockholders holding shares in the corporation entitling them to exercise a least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the articles of incorporation* have voted in favor of the amendment is: _______________ (_____%)

4. Effective date of filing: (optional)

5. Signature: (required)

/s/_________________

Signature of Officer

*If any proposed amendment would alter or change any preference or any relative or other right given to any class or series of outstanding shares, the amendment must be approved by the vote, in addition to the affirmative vote otherwise required, of the holders of shares representing a majority of the voting power of each class or series affected by the amendment regardless to limitations or restrictions on the voting power thereof.

NO NEW CERTIFICATES WILL BE ISSUED TO ANY SHAREHOLDER AS A RESULT OF THE INCREASE AND SHAREHOLDERS SHOULD NOT SUBMIT EXISTING CERTIFICATES FOR RE-ISSUANCE.

Vote Required

Approval of the increase in authorized shares of the Company’s common stock  requires the approval of a majority of the voting power represented by shares at the Annual Meeting in person or by proxy and entitled to vote, assuming that a quorum is present or represented at the Annual Meeting.  The Board of Directors recommends a vote “FOR” the increase from 600,000,000 authorized shares to 975,000,000 authorized shares. It is intended that in the absence of contrary specifications, proxies will be voted for the increase. Broker non-votes and abstentions will not be counted in the vote for the increase.

EXECUTIVE OFFICERS

The following sets forth certain information regarding our officers as of April 16, 2012:

Name	Age	Position	Held Since
Robin T. Eves	61	CEO, President, Director	August 2010
Ignacio Ponce de Leon	61	COO, Director	April 2011

Robin Eves – see information provided above under Proposal 1.

Ignacio Ponce de Leon - see information provided above under Proposal 1.

EXECUTIVE COMPENSATION

 Compensation Discussion and Analysis

At this time, we do not have a compensation committee or a fully developed compensation policy. We have only two executive officers, our CEO and president, and our Chief Operations Officer. Their employment agreements were negotiated by the Board of Directors with the terms based on the board’s assessment of their qualifications and requirements.

We anticipate establishing a compensation committee sometime in the next 12 months. The following Compensation Discussion and Analysis describes prospectively the expected duties, responsibilities and role of our future Compensation Committee as well as the material elements of our planned compensation for our future executive officers. The information below provides the description of compensation policies that we intend to make applicable to executive officers and other highly compensated individuals under employment and/or consulting arrangements in the future.

Planned Objectives of Our Compensation Program

The primary objective of our compensation program, including our executive compensation program, will be to maintain a compensation program that will fairly compensate our executives and employees, attract and retain qualified executives and employees who are able to contribute to our long term success, encourage performance consistent with clearly defined corporate goals and align our executives’ long term interests with those of our stockholders. To that end, our future compensation practices will be intended to:

1. Tie total compensation to the Company’s performance and individual performance in achieving financial and non-financial objectives; and

2. Align senior management’s interests with stockholders’ interests through long term equity incentive compensation.

Expected Role of the Compensation Committee

The Compensation Committee, once formed, will determine the compensation of our Chief Executive Officer and, in consultation with the Chief Executive Officer, and our other executive officers. In addition, the Compensation Committee will be responsible for adopting, reviewing and administering our compensation policies and programs, including any cash bonus incentive plan or equity incentive plan that we may adopt. We anticipate that our Compensation Committee will adhere to a compensation philosophy that (i) seeks to attract and retain qualified executives who will add to the long term success of the Company, (ii) promotes the achievement of operational and strategic objectives, and (iii) compensates executives commensurate with each executive’s level of performance, level of responsibility and overall contribution to the success of the Company.

In determining the compensation of our Chief Executive Officer and our other executive officers, the Compensation Committee expects to consider the financial condition and operational performance of the Company during the prior year. In determining the compensation for executive officers other than the Chief Executive Officer, the Compensation Committee plans to consider the recommendations of the Chief Executive Officer.

The Compensation Committee will review the compensation practices of other companies, based in part on market survey data and other statistical data relating to executive compensation obtained through industry publications and other sources. The Compensation Committee does not intend to benchmark the Company’s compensation program directly with other publicly traded companies or other companies with which we may compete for potential executives since some of these competitors are privately held companies for which executive compensation information may not be available. However, the Compensation Committee intends to compare our executive compensation program as a whole with the programs of other companies for which survey data is available, and will also compare the pay of individual executives if the jobs are sufficiently similar to make the comparison meaningful. The Compensation Committee plans to use such survey data primarily to ensure that our executive compensation program as a whole will be competitive.

Components of Future Executive Compensation

We anticipate that our future executive employment agreements will provide that employees will be compensated by salary and bonus, with bonuses potentially including cash and equity components. The specific elements of the future compensation program are not determined but will most likely include base salary, an annual cash performance bonus and long term equity incentives. Our compensation program will be designed to provide our executives with incentives to achieve our short and long term performance goals and to pay competitive base salaries. Each executive officer’s current and prior compensation will be considered in setting future compensation.

In addition, we expect employment agreements with our executive officers to provide for other benefits, including potential payments upon termination of employment. Once established, the compensation committee will consider all of the above components in determining the exact makeup of the total executive compensation package as well as the factors to be applied in establishing each component.

Perquisites and Other Benefits

At this time, we do not expect to provide perquisites or personal benefits to future executive officers, other than the payment of health insurance premiums and a monthly automotive allowance of $750.

Employment Agreements

Our CEO and President, Robin Eves has an employment agreement that provided for 14,000,000 restricted shares to be issued at contract signing, with a further 14,000,000 shares to be issued after a period of eighteen months, or following a significant contribution to the Company, as determined at the discretion of the Board of Directors. The Board of Directors authorized the issuance of 10,000,000 shares of the remaining 14,000,000 shares due to Mr. Eves as of August 5, 2011. Along with the accelerated vesting of shares, Mr. Eves’ annual salary was raised to $375,000 for the period August 1, 2011 through July 31, 2012. The Board of Directors also approved the issuance to Mr. Eves of options to purchase 10,000,000 shares of our common stock at an exercise price of $.03 per share. However, the options are contingent on the adoption of a stock option and award plan intended to cover officers, directors, employees and consultants that will require us to seek an increase in our authorized capital. Mr. Eves is also entitled to a monthly automobile allowance of $750, plus healthcare benefits.

Our Chief Operations Officer, Ignacio Ponce de Leon’s employment agreement which was effective April 1, 2011, provided for 4,000,000 restricted shares to be issued at contract signing with an additional 4,000,000 shares approved for issuance in October 2011, and with a further 2,000,000 restricted shares as a bonus to be issued after January 1, 2012, predicated on the future availability of the additional authorized shares required to meet this obligation. Mr. Ponce de Leon’s annual salary is $350,000 through March 31, 2012 with provisions for a cost of living increase for extensions of the agreement. Mr. Ponce de Leon is also entitled to a monthly automobile allowance of $750, plus healthcare benefits.

Neither Mr. Eves, nor Mr. Ponce de Leon is compensated for their contributions to the Board of Directors.

We have not entered into employment agreements with any other officers, directors, or any other persons and no such agreements are anticipated in the immediate future. Compensation to our non-employee directors has been deferred since June 30, 2010, and until such time as business operations provide sufficient cash flow to pay cash compensation.

Other Key Employees and Consultants

We have an oral consulting agreement with CJ Douglas, a shareholder who provides services that support our administrative, investor relations, and accounting functions on a month-to-month basis, at $20,000 per month.

The terms of the agreement described above were negotiated by and between the individual and our Board of Directors based on the qualifications and requirements of each individual and the needs of the company, however, the negotiations may not be deemed to have been at arm’s length.

Employee Benefits

When we have adequate financing, we intend to offer employee health insurance benefits coverage to provide our workforce with a reasonable level of financial support in the event of illness or injury. It is our intention to offer health insurance benefits to all full time employees, including executive officers.

Accounting Matters

We have adopted the provisions of ACS 718 Compensation – Stock Compensation which requires the fair value of options to be recorded as compensation cost in the consolidated financial statements. In the event that we decide to include options in our future compensation package, the issuance of options will likely result in additional compensation costs being recognized.

The following table sets forth, for the last two years, the dollar value of all cash and non-cash compensation earned by the Company’s named executive officers.

SUMMARY COMPENSATION TABLE

Officers Name & Principal Position	Year	Salary ($)	Bonus ($)	Stock ($)	Option Awards ($)	All Other Compensation ($)	Total ($)
Robin Eves, Pres and CEO (1)	2011	302,083-	-	622,296	-	-	924,379
	2010	-	-	1,099,467	-	-	1,099,467

Ignacio Ponce de Leon, COO from 4/11(2)	2011	262,500	-	328,724	-	-	591,224
	2010	-	-	-	-	-	-

Douglas Hague, COO until 4/11(3) Director until 06/11	2011	62,000	-	-	-	-	62,000
	2010	259,000	50,000	7,589,898	-	-	7,898,898

(1) Per his employment agreement, Mr. Eves is entitled to a total stock award of 28,000,000 shares. Under his agreement, 14,000,000 shares were awarded on August 16, 2010, with a further 14,000,000 shares to be issued after a period of eighteen months, or following a significant contribution to the Company, as determined at the discretion of the Board of Directors. As of December 31, 2011, 24,000,000 shares have been issued under the award with the remaining 4,000,000 shares to be earned through January 31, 2012.

(2) Per his employment agreement, Mr. Ponce de Leon is entitled to a total stock award of 8,000,000 shares plus a stock bonus of 2,000,000 common shares. Under the terms of the employment agreement, the stock vests on January 1, 2012. A total of $75,724 was recognized as share-based compensation under this bonus award for the year ended December 31, 2011. As of December 31, 2011, no bonus shares have been issued under the agreement. The unvested portion of the award of $276 will be recognized over the remaining vesting period through January 1, 2012. In addition, an aggregate of 10,000,000 common shares valued at $253,000 were issued to Ignacio Ponce de Leon during 2011.

(3) Mr. Hague has received a total of $50,000 in cash and had accrued compensation totaling $739,167 as of June 30, 2010 at which time this obligation was converted to a convertible debenture. Accrued compensation as of December 31, 2010 totaled $129,500. The Stock award to Mr. Hague was per his employment agreement whereby he was entitled to a stock bonus of common shares. The stock was awarded as follows: 33% on December 31, 2008, 33% on December 31, 2009 and 33% on December 31, 2010 contingent upon continued employment with us on each date. A total of $7,589,898 was recognized as share-based compensation under this award for the year ended December 31, 2010.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT AND RELATED STOCKHOLDER MATTERS

The following table sets forth information, to the best of the Company's knowledge, as of April 27, 2012, with respect to each person known by the Company to own beneficially more than 5% of the 599,294,000 shares of our issued and outstanding common stock, as well as the beneficial ownership of each director and officer and all directors and officers as a group. Except as otherwise indicated, each of the stockholders listed below has sole voting and investment power over the shares beneficially owned.

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Class
None(1)

	Amount and Nature of	Percent of
Officers and Directors	Beneficial Ownership(1)	Class
Robin Eves, President, CEO, Director	24,464,518	4.06%
Ignacio Ponce de Leon, COO, Director	14,000,000	2.34%
Edward Jennings, Director	2,897,727	0.49%
Mitch Shapiro, Director	1,923,254	0.32%

All directors and officers as a group (4 persons)	43,285,499	7.20%

(1) The Company has no documentation that would indicate that any of the shares listed above are pledged as security. None of the above has the right to acquire any additional shares within 60 days through the exercise of options, warrants, rights, conversion privileges or otherwise. However, if our shareholders approve the increase in authorized capital detailed in Proposal No. 3 above, Robin Eves will be issued 7 million shares plus an option to acquire 10 million additional shares, and Ignacio Ponce de Leon will be issued 11 million shares, all issued in connection with their employment agreements and/or as bonuses.

Equity Compensation Plan Information

We currently have no compensation plans under which our equity securities are authorized for issuance.

FINANCIAL AND OTHER INFORMATION

The Company’s most recent audited financial statements and other information are contained in the Company’s annual report on Form 10-K for the period ended December 31, 2011. Such reports once filed, are available to stockholders upon written request addressed to the Company at the Company’s executive offices, or on the Securities and Exchange Commission’s EDGAR website at http://www.sec.gov.

STOCKHOLDER PROPOSALS

No proposals have been submitted by stockholders of the Company for consideration at the Annual Meeting.  It is anticipated that the next annual meeting of stockholders will be held the first or second quarter of 2013.  Stockholders who, in accordance with Rule 14a-8 of the Exchange Act wish to present proposals for inclusion in the proxy materials to be distributed in connection with next year’s Annual Meeting Proxy Statement must submit their proposals so that they are received at our principal executive offices no later than the close of business on January 15, 2013, and are otherwise in compliance with applicable laws and regulations and the governing provisions of the articles of incorporation and bylaws of the Company.  As the rules of the SEC make clear, simply submitting a proposal does not guarantee that it will be included.

Stockholder proposals and director nominations for our 2013 Annual Meeting intended for inclusion in the proxy materials for the meeting must be delivered to our principal executive offices no earlier than December 15, 2012 and no later than January 15, 2013 to be considered timely.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934, as amended, or the Exchange Act, requires our Directors, executive officers and 10% stockholders, which we refer to as reporting persons, to file with the SEC initial reports of ownership and changes in ownership of our common stock.  Reporting persons are required by SEC regulations to furnish us with copies of all Section 16(a) reports they file.  To our knowledge, based solely on our review of the copies of such reports received or written representations from certain reporting persons that no other reports were required, we believe that during our fiscal year ended December 31, 2011 all reporting persons timely filed all such reports, other than the following:

Robin Eves filed a Form 4 on April 20, 2012 updating his total beneficial ownership including certain transactions that occurred in 2011.

Ignacio Ponce de Leon filed a Form 4 on April 20, 2011 updating his total beneficial ownership including certain transactions that occurred in 2011.

STOCKHOLDERS SHARING THE SAME LAST NAME AND ADDRESS

In accordance with notices that we sent to certain stockholders, we are sending only one copy of our annual report and proxy statement to stockholders who share the same last name and address, unless they have notified us that they want to continue receiving multiple copies. This practice, known as “householding,” is designed to reduce duplicate mailings and save significant printing and postage costs as well as natural resources.

If you received a householded mailing this year and you would like to have additional copies of our annual report and/or proxy statement mailed to you, or you would like to opt out of this practice for future mailings, please submit your request by mail to Amerityre Corporation, 1501 Industrial Road, Boulder City, Nevada 89005. We will promptly send additional copies of the annual report and/or proxy statement upon receipt of such request. You may also contact us if you received multiple copies of the annual meeting materials and would prefer to receive a single copy in the future.

Householding for bank and brokerage accounts is limited to accounts within the same bank or brokerage firm. For example, if you and your spouse share the same last name and address, and you and your spouse each have two accounts containing Amerityre stock at two different brokerage firms, your household will receive two copies of our annual meeting materials—one from each brokerage firm.

OTHER MATTERS

Management does not know of any business other than referred to in the Notice which may be considered at the meeting.  If any other matters should properly come before the Annual Meeting, such matters will be properly addressed and resolved and those in attendance will vote on such matters in accordance with their best judgment.

CLEAN COAL TECHNOLOGIES, INC.

BY ORDER OF THE BOARD OF DIRECTORS

/s/Robin Eves

Robin Eves, President and Chief Executive Officer

New York, New York

May __, 2012

YOUR VOTE IS IMPORTANT.  PLEASE VOTE YOUR SHARES ONLINE OR, IF YOU REQUESTED AND RECEIVED A PRINTED SET OF PROXY MATERIALS BY MAIL, BY RETURNING THE ACCOMPANYING PROXY CARD IN THE POSTAGE PAID ENVELOPE.

CLEAN COAL TECHNOLOGIES, INC.

——————————————————————————————————————————

PROXY FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON JUNE 26, 2012

THIS PROXY IS SOLICITED ON BEHALF OF OUR BOARDOF DIRECTORS OFCLEAN COAL TECHNOLOGIES, INC.

CONTROL ID:
REQUEST ID:

The undersigned hereby appoints Robin Eves and Ignacio Ponce de Leon, each of them, proxies, with full power of substitution, to vote the voting shares of Clean Coal Technologies, Inc. (the “Company”), which the undersigned is entitled to vote at the annual meeting of stockholders of the Company (the “Annual Meeting”) to be held at Doubletree by Hilton Metropolitan New York, 569 Lexington Ave, New York, NY 10022, on Tuesday, June 26, 2012, or any adjournment(s) thereof, such proxies being directed to vote as specified below.  If no instructions are specified, such proxy will be voted “FOR” each proposal.  If any other business is presented at the Annual Meeting, this proxy will be voted in accordance with the determination of a majority of the Board of Directors.

(CONTINUED AND TO BE SIGNED ON REVERSE SIDE.)

VOTING INSTRUCTIONS
If you vote by phone or internet, please DO NOT mail your proxy card.

MAIL:	Please mark, sign, date, and return this Proxy Card promptly using the enclosed envelope.
INTERNET:	https://www.iproxydirect.com/EXE
PHONE:	Call toll free 1-866-752-VOTE (8683)

ANNUAL MEETING OF THE STOCKHOLDERS OF CLEAN COAL TECHNOLOGIES, INC.				PLEASE COMPLETE, DATE, SIGN AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE: ☒

PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
Proposal 1			à	FOR ALL	AGAINST	FOR ALL EXCEPT
	ELECTION OF DIRECTORS TO A TERM SET FORTH BELOW:			☐
	NOMINEES	TERM EXPIRES					CONTROL ID:
	(1) ROBIN T EVES	2013			☐	☐	REQUEST ID:
	(2) IGNACIO PONCE DE LEON	2013			☐	☐
	(3) EDWARD JENNINGS	2013			☐	☐
Proposal 2			à	FOR	AGAINST	ABSTAIN
	RATIFY THE APPOINTMENT OF MALONEBAILEY, LLP AS INDEPENDENT PUBLIC ACCOUNTANTS.			☐	☐	☐
Proposal 3			à	FOR	AGAINST	ABSTAIN
	APPROVE AN INCREASE IN THE COMPANY’S AUTHORIZED COMMON STOCK FROM 600,000,000 SHARES TO 975,000,000 SHARES.			☐	☐	☐

Proposal 4			à	FOR	AGAINST	ABSTAIN
	WHATEVER OTHER BUSINESS MAY BE BROUGHT BEFORE THE MEETING OR ANY ADJOURNMENT OR ADJOURNMENTS THEREOF. MANAGEMENT AT PRESENT KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE MEETING.			☐	☐	☐

MARK HERE FOR ADDRESS CHANGE ☐
New Address (if applicable): ________________________ ________________________ ________________________
The Board of Directors of CLEAN COAL TECHNOLOGIES, INC. unanimously recommends a vote “FOR” all nominees in Proposal 1, “FOR” Proposal 2, and “FOR” Proposal 3.

The undersigned hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders and the Proxy Statement for the Annual Meeting.

IMPORTANT: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

MARK “X” HERE IF YOU PLAN TO ATTEND THE MEETING: ☐

This Proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder.  If no direction is given, this Proxy will be voted FOR each of the proposals listed above. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.  As of the date of the Proxy Statement for the Annual Meeting, the Board of Directors is not aware of any such other business.

(Print Name of Stockholder and/or Joint Tenant)

(Signature of Stockholder)

(Second Signature if held jointly)
Dated: ________________________, 2012